Exhibit 10.26

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FOURTH AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This Fourth Amendment (this “Amendment”), effective February 25, 2019 (“Fourth Amendment Effective Date”), is by and between F. Hoffmann-La Roche Ltd, with an office and place of business at Grenzacherstrasse 124, 4070 Basel, Switzerland and Hoffmann-La Roche Inc., with an office and place of business at 150 Clove Road, Suite 8, Little Falls, New Jersey 07424, U.S.A. (together referred to as “Roche”) and Blueprint Medicines Corporation, located at 45 Sidney Street, Cambridge, Massachusetts 02139 U.S.A. (“BPM”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

WHEREAS, BPM and Roche entered into a Collaboration and License Agreement,  dated March 14, 2016, as amended by an amendment, effective April 15, 2016, a  second amendment, effective April 27, 2016, and a third amendment, effective August 4, 2016 (collectively, the “Agreement”); and

WHEREAS, BPM and Roche desire to amend certain terms under the Agreement, as set forth below;

NOW THEREFORE, Roche and Blueprint hereby agree as follows:

1. Section 1.86 (Option Period) of the Agreement shall be deleted in its entirety and replaced by the following:

“The term ‘Option Period’  shall mean, for each Collaboration Target, the period beginning the date the MTD for the first Product for such Collaboration Target is designated by the JDC and ending upon the earliest of (i) the date that such Collaboration Target becomes a Leftover Target, (ii) [***] after Roche’s receipt of the Option Data Package for such Collaboration Target, (iii) the date such Collaboration Target becomes a Terminated Target, (iv) the date upon which a Product (including Backup Compounds) for such Collaboration Target is no longer in GLP Tox Studies, in Phase I Studies, or progressing from GLP Tox Studies to Phase I Studies, or (v) [***] after achievement of Lead Series Identified Criteria has been confirmed by the JRC for such Collaboration Target if Initiation of the GLP Tox Study has not been achieved for such Collaboration Target prior to such date; provided, however,  that [***] for purposes of this clause 1.86(v),  [***];  provided further that (1) in the event that the JRC [***], then (A) [***] and (B) [***]; and (2) in the event that (A) the JRC [***] and (B) if the JRC [***], then [***].”

2. The first sentence of Section 4.1.6 of the Agreement shall be deleted in its entirety and replaced by the following:

“Part 2 shall start with Screening of Library Compounds selected by both Parties (e.g., the diversity set comprised in BPM Technology) in both assays performed by BPM (Jurkat-cell based) and by Roche ([***]), and the screening and validation phase of Part 2 shall end on the earlier of [***].”

3. Pursuant to Section 21.13 of the Agreement, the notice address for Blueprint shall be deleted and replaced with the following:

if to BPM, to:	Blueprint Medicines Corporation 45 Sidney Street Cambridge, Massachusetts 02139 U.S.A. Attn: Legal Department

This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or other electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This Amendment shall be effective as of the Fourth Amendment Effective Date.  On and after the Fourth Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each similar reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.  Except as specifically amended above, the Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of laws principles, and shall not be governed by the United Nations Convention of International Contracts on the Sale of Goods (the Vienna Convention).

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

Jeffrey W. Albers Chief Executive Officer
Blueprint Medicines Corporation /s/ Jeffrey W. Albers Name:Jeffrey W. Albers Title:Chief Executive Officer

Stefan Arnold Head Legal Pharma	Barbara Luekel Global Business Development Director
F. Hoffmann-La Roche Ltd /s/ Stefan Arnold Name:Stefan Arnold Title: Head Legal Pharma	/s/ Barbara Luekel Name:Barbara Luekel Title: Global Business Development Director

John P. Parise Authorized Signatory
Hoffmann-La Roche Inc. /s/ John P. Parise Name:John P. Parise Title:Authorized Signatory